UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03061)

Exact name of registrant as specified in charter:	Putnam Global Natural Resources Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2014

Date of reporting period:	September 1, 2013 — February 28, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

**EBERX**

# Putnam Global Natural Resources Fund

## Semiannual report 2|28|14

A world of investing.®

Putnam INVESTMENTS

**This GLOBAL SECTOR FUND invests in stocks of natural resources companies worldwide.**

Putnam
Global Natural
Resources Fund

Semiannual report
2 | 28 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	24

Shareholder meeting results	48

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The energy and other natural resources industries may be affected by changes in crude oil prices and changes in governmental regulatory policies. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Stock and bond markets have exhibited some volatility this year, as the global economy continues to heal slowly, and new geopolitical risks have emerged. This fluctuating investment climate drives home the importance of portfolio diversification.

In a changing market environment, we believe Putnam’s active fundamental research and risk-mitigation strategies are well suited to serve investors pursuing income and capital appreciation goals.

In addition to sound investment strategies, your portfolio also benefits from sound advice, we believe. An experienced advisor can help you assess your individual needs, time horizon, and risk tolerance — and can help guide you toward your investment goals.

As always, thank you for investing with Putnam.

About the fund

Investing in the natural resources sector for over 30 years

From the oil crisis of the 1970s to the more recent commodities boom, the balance of geopolitical stability, technological development, and economic growth has shaped natural resources markets.

For more than 30 years, Putnam Global Natural Resources Fund has sought to capitalize on that ever-changing balance by investing in stocks of companies that can profit from the global demand for natural resources.

The fund’s diversification sets it apart in two respects: First, its view of natural resources industries includes energy, metals and mining, paper, chemicals, and natural resource equipment and infrastructure companies; and second, it has a global scope. Stock prices in the natural resources sector rise and fall with supply and demand imbalances, so this strategy helps offset that volatility while enabling the fund’s managers to pursue a wider field of opportunities.

From chemicals, construction, and railroads to forest products and packaging, the portfolio managers consider stocks in a wide range of areas, with support from a team of analysts. Among the promising stocks the managers have targeted recently are those of fertilizer, seed, and agrochemical companies. These companies may offer strong growth potential as world population has increased, wealth has grown in emerging markets, and demand for high-protein food has risen along with a greater need for fertilizer that can make land and crops more productive.

Another benefit for investors is the fund’s flexible strategy, which allows the fund to own growth- or value-style stocks, as it seeks to deliver competitive returns no matter which style is in favor.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:
Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:
Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications

Global Utilities Fund

Electric, gas, and water utilities

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the MSCI World Energy & Materials Index (ND), was introduced on 6/1/05, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	Global Natural Resources Fund

Interview with your fund’s portfolio managers

Were there any new developments in the natural resources market during the six-month reporting period ended February 28, 2014?

Chris: During the period, the market environment didn’t differ dramatically from the prior six months. The “reflation trade” of early 2013, by which I mean the market’s rise in anticipation of a broad recovery in company earnings, continued in the latter part of the year and, despite some volatility, has continued into early 2014. Developed markets continued to lead emerging markets on improving U.S. economic data and hopes of an eventual recovery in Europe. Emerging markets showed decent absolute growth, albeit at a less torrid pace than in prior years.

While overall demand remained relatively strong for natural resources, the slower growth rates in emerging markets coupled with expanding supply from several years of capital expenditures have led to a modest widening of supply/demand imbalances in many key commodities.

A consistent theme across most major markets was that of multiples expansion —or the rise in company valuations, which indicates what the market is willing to pay for a company’s future earnings. This is not atypical in a transition from a slower-growth environment to an environment of accelerating growth. Because valuations are not at the absolute low levels of one or two years ago, we believe that stock picking has

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Global Natural Resources Fund	5

become increasingly important. As we look forward, we’ll be watching to see whether earnings growth accelerates across the globe. If it does, that may justify current valuations.

Aside from stocks becoming more expensive, were there other notable trends in the natural resources sector?

Chris: Prices for most major commodities remained range-bound during the period with a modest amount of volatility. Agricultural commodities were an exception. They continued their downward trend through 2013 due to modest demand growth in the context of growing global supply. While we don’t anticipate this trend reversing anytime soon, we are starting to find interesting opportunities to own what we consider to be companies with high-quality assets and management teams at attractive valuations.

The fund performed approximately in line with its benchmark during the period. What were the primary factors driving the fund’s return?

Steve: With commodity prices more or less range-bound during the reporting period, we focused on selecting shares of companies that we thought could capitalize on changes in commodity prices and were investing in projects we believed were promising. Stock picking drove approximately 85% of the return relative to the benchmark during the reporting period, which is where we’d like it to be. We also focused on avoiding companies whose management teams invested in assets or projects that we believed were unlikely to earn an adequate return.

Among stocks or strategies that contributed the most to the fund’s relative performance, what were some of the standouts?

Chris: In materials, the key driver of performance was our long-term holdings

Allocations are shown as a percentage of the fund’s net assets as of 2/28/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Global Natural Resources Fund

in U.S. chemical companies benefiting from much lower feedstock costs relative to global peers. The U.S. advantage is largely due to increases in shale gas production and associated natural gas liquids production. We believe the long-term growth potential of the U.S. shale gas market is not yet fully understood by the market. LyondellBasell and Dow Chemical, both global players in the chemicals industry, were two of the top performers for the fund. Earnings growth accelerated for both companies, and each began returning excess free cash flow to shareholders via higher dividends and share repurchases.

Martin Marietta, which supplies aggregates —crushed stone, sand, and gravel — to U.S. construction companies, was another top contributor. Recoveries in U.S. housing and non-residential construction translated into meaningful earnings growth for the company. In addition, Martin Marietta’s proposed acquisition of another company announced during the reporting period highlighted why we like the company’s management team: We think the deal in question, if consummated, would increase Martin Marietta’s exposure to the highly attractive Texas aggregates and cement market.

Steve: Our large benchmark-relative underweight position in Chevron, which we sold from the portfolio in November, was a positive contributor to performance. Chevron is one of the largest global integrated oil companies. Thematically, those companies have been spending a lot of capital in the past few years, and have not really achieved the returns for that spending that investors demand. Recently, integrated oil companies

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Global Natural Resources Fund	7

that have demonstrated that they can slow, or even reverse, the pace of capital spending have been rewarded with favorable stock performance, while those that cannot have seen their stock price lag. Our view is that Chevron will continue to increase its spending for a couple of years, which we think will be a headwind for its stock performance.

Which stocks or strategies detracted from relative performance?

Chris: The largest detractor in the materials sector was our decision to not own BASF, a large German chemicals conglomerate. The decision was based on a view that earnings growth and free cash flow generation in our core U.S. holdings would dwarf those of European competitors at this point in the economic cycle. This proved to be the right decision as our U.S. holdings meaningfully outperformed BASF and other European companies, but BASF’s positive performance was still a modest drag on our relative results. An out-of-benchmark holding in LG Chemical was also a modest negative as the company was hurt by the disappointing Chinese demand for chemicals.

Steve: In energy, companies whose fortunes are tied to oil production generally performed poorly as oil prices declined early in the period on concerns of slowing emerging-markets demand. Specifically, Marathon Oil and Anadarko Petroleum are two U.S.-based exploration and production companies whose stocks suffered. In addition, Anadarko suffered an adverse legal verdict in December, which caused the stock to underperform. While we were aware of the case in question and did expect there would be some financial impact to Anadarko, this initial ruling opened the possibility to an even larger fine than the market was anticipating. The case has not reached a conclusion, and likely will not do so for some time. We reduced our position in Anadarko in December, but believe its

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Global Natural Resources Fund

stock price today accurately reflects any potential outcome.

Did you institute any changes in strategy during the period?

Chris: There were no major shifts in strategy, but we did increase our European exposure within materials during the reporting period. We believe the relative underperformance of European equities left several high-quality companies at much cheaper valuations relative to their global counterparts. Europe still has multiple challenges to deal with, such as structurally higher energy costs and weaker demographic trends, but company valuations on a mid-cycle or normalized basis fell to levels that we considered too enticing to ignore. The other modest change was the closure of part of our metals and mining underweight position. We believe there are still plenty of challenges ahead for the sector given years of capital spending that are just now resulting in expanding supply to the global market. However, everything has a price, and we are starting to find a limited number of opportunities to gain exposure to what we believe are higher-quality management teams, solid balance sheets, good production growth, and double-digit free cash flow yields in a sector where investor attention appears to be low.

What is your outlook for the economy and the global natural resources sector?

Steve: We remain cautiously optimistic on the global economy as the recovery slowly continues. Emerging markets appear to have weathered yet another scare. Consistent with our prior view, demand for natural resources appears fairly stable, and we expect it to remain that way. We continue to believe that emerging-market demand growth will not achieve the levels last seen several years ago. We believe the base of demand is much larger today though, so even modest demand growth will likely lead to tightening global supply. Elevated valuations in developed markets are at the forefront of our minds, and we will rely ever more heavily on our fundamental research to make the best stock-picking decisions we can.

Thank you, Steve and Chris, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Steven W. Curbow has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the University of Southern California. Steven joined Putnam in 2008 and has been in the investment industry since 1996.

Portfolio Manager Christopher J. Eitzmann has an M.B.A. from the Tuck School of Business at Dartmouth College and an A.B. from Harvard University. Christopher joined Putnam in 2012 and has been in the investment industry since 2003.

Global Natural Resources Fund	9

IN THE NEWS

Did severe winter weather chill U.S. economic growth? In its Beige Book released in early March, the Federal Reserve, summarizing economic activity in 12 U.S. districts, mentioned the word “weather” 119 times. Manufacturing businesses in nine of those districts — Boston, New York, Philadelphia, Cleveland, Richmond, Atlanta, Chicago, St. Louis, and Dallas — reported that Mother Nature wreaked economic havoc, citing power outages, supply-chain disruptions, sluggish factory production, and declining retail and auto sales. Snow, ice, and bitter cold hit New York and Philadelphia particularly hard, with both regions experiencing the most notable drop in economic activity. Based on anecdotal reports from bank and branch directors, businesses, and other sources, the Beige Book is an important resource for the Fed in making interest-rate decisions. Fed Chair Janet Yellen and her central bank colleagues will try to determine whether the economic weakness is part of a trend — or a temporary setback that will reverse as the weather improves.

10	Global Natural Resources Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/24/80)		(2/1/94)		(7/26/99)		(7/3/95)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.51%	7.32%	7.27%	7.27%	6.70%	6.70%	6.91%	6.79%	7.24%	7.58%

10 years	123.43	110.58	110.37	110.37	107.18	107.18	112.55	105.11	118.03	128.23
Annual average	8.37	7.73	7.72	7.72	7.56	7.56	7.83	7.45	8.11	8.60

5 years	101.83	90.22	94.48	92.48	94.39	94.39	96.86	89.97	99.44	104.30
Annual average	15.08	13.72	14.23	13.99	14.22	14.22	14.51	13.69	14.81	15.36

3 years	–2.95	–8.53	–5.11	–7.88	–5.14	–5.14	–4.41	–7.75	–3.68	–2.26
Annual average	–0.99	–2.93	–1.73	–2.70	–1.74	–1.74	–1.49	–2.65	–1.24	–0.76

1 year	11.92	5.48	11.07	6.07	11.06	10.06	11.35	7.45	11.62	12.15

6 months	10.80	4.43	10.39	5.39	10.33	9.33	10.53	6.67	10.66	10.87

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Global Natural Resources Fund	11

Comparative index returns For periods ended 2/28/14

MSCI World Energy & Materials
Index (ND)

Annual average (life of fund)	—*

10 years	—*
Annual average	—*

5 years	100.58%
Annual average	14.94

3 years	0.77
Annual average	0.26

1 year	10.59

6 months	10.88

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the MSCI World Energy & Materials Index (ND), was introduced on 6/1/05, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 2/28/14

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/13	$20.09	$21.32	$17.91	$18.30	$19.08	$19.77	$19.70	$20.23

2/28/14	22.26	23.62	19.77	20.19	21.09	21.85	21.80	22.43

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

12	Global Natural Resources Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/24/80)		(2/1/94)		(7/26/99)		(7/3/95)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.53%	7.34%	7.29%	7.29%	6.72%	6.72%	6.93%	6.81%	7.26%	7.60%

10 years	128.25	115.12	114.95	114.95	111.86	111.86	117.11	109.51	122.80	133.24
Annual average	8.60	7.96	7.95	7.95	7.80	7.80	8.06	7.68	8.34	8.84

5 years	89.74	78.83	82.64	80.64	82.68	82.68	84.94	78.47	87.39	92.05
Annual average	13.67	12.33	12.80	12.55	12.81	12.81	13.09	12.28	13.38	13.94

3 years	–2.83	–8.42	–5.02	–7.80	–4.96	–4.96	–4.28	–7.63	–3.55	–2.13
Annual average	–0.95	–2.89	–1.70	–2.67	–1.68	–1.68	–1.45	–2.61	–1.20	–0.72

1 year	12.69	6.21	11.84	6.84	11.86	10.86	12.13	8.20	12.42	12.97

6 months	7.74	1.54	7.29	2.29	7.35	6.35	7.44	3.68	7.60	7.87

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 8/31/13	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Annualized expense ratio for the
six-month period ended 2/28/14	1.21%	1.96%	1.96%	1.71%	1.46%	0.96%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Global Natural Resources Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2013, to February 28, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.32	$10.22	$10.22	$8.93	$7.63	$5.02

Ending value (after expenses)	$1,108.00	$1,103.90	$1,103.30	$1,105.30	$1,106.60	$1,108.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2014, use the following calculation method. To find the value of your investment on September 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.06	$9.79	$9.79	$8.55	$7.30	$4.81

Ending value (after expenses)	$1,018.79	$1,015.08	$1,015.08	$1,016.31	$1,017.55	$1,020.03

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Global Natural Resources Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Energy & Materials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the energy and materials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Global Natural Resources Fund	15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2014, Putnam employees had approximately $460,000,000 and the Trustees had approximately $109,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Global Natural Resources Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL, and another affiliate, The Putnam Advisory Company (“PAC”), provides services to your fund under a sub-advisory contract among Putnam Management, PIL and PAC. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management and sub-advisory contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management and sub-advisory contracts in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management and sub-advisory contracts were identical to those of the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their

Global Natural Resources Fund	17

review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management, sub-management and sub-advisory contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management, sub-management and sub-advisory contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management, sub-management and sub-advisory contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible

18	Global Natural Resources Fund

changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s

Global Natural Resources Fund	19

sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2012. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc.

20 Global Natural Resources Fund

This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s

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Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered information about the total return of your fund and your fund’s performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2012. Your fund’s class A shares’ return net of fees and expenses was positive over the one-year and three-year periods, was negative over the five-year period, and trailed the return of its benchmark over the one-year, three-year and five-year periods. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

22 Global Natural Resources Fund

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Global Natural Resources Fund	23

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Global Natural Resources Fund

The fund’s portfolio 2/28/14 (Unaudited)

COMMON STOCKS (98.8%)*	Shares	Value

Chemicals (24.1%)
Agrium, Inc. (Canada)	73,900	$6,806,702

Chemtura Corp. †	140,200	3,469,950

China BlueChemical, Ltd. (China)	3,050,000	1,783,416

Dow Chemical Co. (The)	257,900	12,562,309

Ecolab, Inc.	44,400	4,784,100

Huntsman Corp.	183,300	4,465,188

LG Chemical, Ltd. (South Korea)	11,611	2,776,451

LyondellBasell Industries NV Class A	85,817	7,558,761

Monsanto Co.	153,269	16,862,655

Potash Corp. of Saskatchewan, Inc. (Canada)	144,296	4,769,470

Solvay SA (Belgium)	36,810	5,710,915

Tronox, Ltd. Class A	65,155	1,543,522

Wacker Chemie AG (Germany)	41,593	5,617,650

		78,711,089
Construction materials (2.9%)
Buzzi Unicem SpA (Italy)	196,558	4,096,767

Martin Marietta Materials, Inc.	43,600	5,318,328

		9,415,095
Containers and packaging (3.0%)
MeadWestvaco Corp.	163,900	6,134,777

Sealed Air Corp.	104,500	3,557,180

		9,691,957
Energy equipment and services (8.7%)
Ezion Holdings, Ltd. (Singapore)	1,826,000	3,246,637

Halliburton Co.	129,600	7,387,200

Petrofac, Ltd. (United Kingdom)	222,250	5,091,271

Schlumberger, Ltd.	123,200	11,457,600

SPT Energy Group, Inc. (China)	2,510,000	1,447,784

		28,630,492
Food products (0.5%)
S&W Seed Co. † S	269,412	1,705,378

		1,705,378
Metals and mining (8.0%)
ArcelorMittal SA (France)	174,728	2,765,096

BHP Billiton PLC (United Kingdom)	49,833	1,609,293

Constellium NV Class A (Netherlands) †	100,251	2,785,975

Fortescue Metals Group, Ltd. (Australia)	337,532	1,644,264

Glencore Xstrata PLC (United Kingdom)	1,345,182	7,415,480

Salzgitter AG (Germany) S	74,074	3,131,234

Southern Copper Corp. (Peru)	76,100	2,321,811

U.S. Silica Holdings, Inc.	47,100	1,544,880

voestalpine AG (Austria)	67,523	3,043,512

		26,261,545
Oil, gas, and consumable fuels (48.8%)
Anadarko Petroleum Corp.	108,200	9,106,112

BG Group PLC (United Kingdom)	414,294	7,551,539

Cabot Oil & Gas Corp.	143,300	5,015,500

Cairn Energy PLC (United Kingdom) †	155,164	516,542

Coal India, Ltd. (India)	711,268	2,790,424

Global Natural Resources Fund	25

COMMON STOCKS (98.8%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Cobalt International Energy, Inc. †	224,579	$4,329,883

Continental Resources, Inc. † S	41,700	4,983,984

EnCana Corp. (Canada)	142,300	2,698,727

Energen Corp.	34,400	2,767,136

Energy Transfer Equity LP	69,400	3,029,310

EOG Resources, Inc.	56,900	10,777,998

EP Energy Corp. Class A †	224,200	4,176,846

Exxon Mobil Corp.	228,738	22,020,607

Genel Energy PLC (United Kingdom) †	244,658	4,494,325

Gulfport Energy Corp. †	83,400	5,512,740

Kodiak Oil & Gas Corp. †	464,300	5,483,383

Marathon Oil Corp.	443,800	14,867,300

MPLX LP (Partnership shares)	58,342	2,847,673

QEP Resources, Inc.	261,000	7,550,730

Royal Dutch Shell PLC Class A (United Kingdom)	655,464	23,905,900

Suncor Energy, Inc. (Canada)	454,500	14,994,026

		159,420,685
Paper and forest products (2.8%)
International Paper Co.	122,500	5,989,025

Norbord, Inc. (Canada)	112,400	3,127,466

		9,116,491
Total common stocks (cost $293,406,629)		$322,952,732

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes
1s, August 31, 2016 [i]	$130,000	$131,594
3 1/2s, May 15, 2020 [i]	10,000	11,057

Total U.S. treasury obligations (cost $142,651)		$142,651

SHORT-TERM INVESTMENTS (2.4%)*	Principal amount/shares	Value

U.S. Treasury Bills with an effective yield of 0.13%,
December 11, 2014	$170,000	$169,880

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.13%, May 29, 2014	240,000	239,971

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.12%, November 13, 2014	1,126,000	1,125,282

U.S. Treasury Bills with an effective yield of 0.12%,
August 21, 2014	36,000	35,987

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.12%, May 1, 2014	234,000	233,986

U.S. Treasury Bills with an effective yield of 0.10%, April 3, 2014	241,000	240,977

Putnam Cash Collateral Pool, LLC 0.18% [d]	4,838,700	4,838,700

Putnam Short Term Investment Fund 0.06% L	381,838	381,838

SSgA Prime Money Market Fund zero % P	470,000	470,000

Total short-term investments (cost $7,736,278)		$7,736,621

TOTAL INVESTMENTS

Total investments (cost $301,285,558)		$330,832,004

26 Global Natural Resources Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2013 through February 28, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $326,717,267.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $127,241 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	61.2%	Austria	0.9%

United Kingdom	15.5	India	0.9

Canada	10.0	Netherlands	0.9

Germany	2.7	South Korea	0.8

Belgium	1.8	France	0.8

Italy	1.3	Peru	0.7

Singapore	1.0	Australia	0.5

China	1.0	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/28/14 (aggregate face value $118,109,308) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	Australian Dollar	Buy	4/16/14	$5,172,871	$5,165,414	$7,457

	British Pound	Buy	3/19/14	4,886,794	4,769,342	117,452

	British Pound	Sell	3/19/14	4,886,794	4,811,390	(75,404)

	Euro	Buy	3/19/14	3,971,773	3,897,804	73,969

	Singapore Dollar	Sell	5/21/14	3,198,173	3,179,134	(19,039)

	Swiss Franc	Buy	3/19/14	2,960,547	2,874,985	85,562

Global Natural Resources Fund	27

FORWARD CURRENCY CONTRACTS at 2/28/14 (aggregate face value $118,109,308) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Citibank, N.A.

	Euro	Buy	3/19/14	$1,992,304	$1,920,713	$71,591

	Credit Suisse International
	Canadian Dollar	Buy	4/16/14	1,764,534	1,773,464	(8,930)

	Canadian Dollar	Sell	4/16/14	1,764,534	1,761,804	(2,730)

	Japanese Yen	Buy	5/21/14	13,684,166	13,674,430	9,736

	Norwegian Krone	Buy	3/19/14	1,443,148	1,416,214	26,934

	Swedish Krona	Buy	3/19/14	747,311	743,334	3,977

	Deutsche Bank AG
	Australian Dollar	Buy	4/16/14	999,393	1,005,837	(6,444)

	Australian Dollar	Sell	4/16/14	999,393	979,150	(20,243)

	Canadian Dollar	Buy	4/16/14	266,769	276,572	(9,803)

	Canadian Dollar	Sell	4/16/14	266,769	265,910	(859)

	Euro	Buy	3/19/14	3,465,622	3,435,229	30,393

	Euro	Sell	3/19/14	3,465,622	3,409,818	(55,804)

	Swedish Krona	Buy	3/19/14	747,311	733,005	14,306

	Swedish Krona	Sell	3/19/14	747,311	743,285	(4,026)

HSBC Bank USA, National Association
	Australian Dollar	Buy	4/16/14	7,171,923	7,187,995	(16,072)

	British Pound	Buy	3/19/14	3,980,963	3,949,184	31,779

	JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/16/14	595,613	593,470	2,143

	British Pound	Buy	3/19/14	3,343,701	3,267,162	76,539

	British Pound	Sell	3/19/14	3,343,701	3,280,931	(62,770)

	Canadian Dollar	Buy	4/16/14	260,634	157,106	103,528

	Euro	Sell	3/19/14	7,356,785	7,220,389	(136,396)

	Japanese Yen	Sell	5/21/14	1,556,955	1,555,855	(1,100)

	Norwegian Krone	Buy	3/19/14	2,466,170	2,420,323	45,847

	Swiss Franc	Buy	3/19/14	3,301,348	3,254,566	46,782

	State Street Bank and Trust Co.
	Euro	Buy	3/19/14	10,205,834	9,939,805	266,029

	Israeli Shekel	Buy	4/16/14	200,493	199,623	870

	Japanese Yen	Buy	5/21/14	609,533	615,321	(5,788)

	UBS AG
	Australian Dollar	Buy	4/16/14	2,021,830	2,020,752	1,078

	British Pound	Buy	3/19/14	2,316,815	2,300,957	15,858

	British Pound	Sell	3/19/14	2,316,815	2,304,264	(12,551)

	Canadian Dollar	Buy	4/16/14	1,035,048	1,031,748	3,300

	Canadian Dollar	Sell	4/16/14	1,035,048	1,073,090	38,042

	Euro	Buy	3/19/14	5,561,172	5,458,529	102,643

	WestPac Banking Corp.
	British Pound	Sell	3/19/14	3,098,073	3,022,829	(75,244)

	Euro	Buy	3/19/14	447,074	418,575	28,499

	Total					$691,111

28 Global Natural Resources Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/14 (Unaudited)
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
shares	35,940	$—	5/6/14	(3 month USD-	BofA MLTR GOLD	$317,125
				LIBOR-BBA plus	Index
				0.48%)

Total		$—				$317,125

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer staples	$1,705,378	$—	$—

Energy	180,566,332	7,484,845	—

Materials	126,992,046	6,204,131	—

Total common stocks	309,263,756	13,688,976	—

U.S. Treasury obligations	—	142,651	—

Short-term investments	851,838	6,884,783	—

Totals by level	$310,115,594	$20,716,410	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$691,111	$—

Total return swap contracts	—	317,125	—

Totals by level	$—	$1,008,236	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Global Natural Resources Fund 29

Statement of assets and liabilities 2/28/14 (Unaudited)

ASSETS

Investment in securities, at value, including $4,685,133 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $296,065,020)	$325,611,466
Affiliated issuers (identified cost $5,220,538) (Notes 1 and 5)	5,220,538

Dividends, interest and other receivables	1,160,539

Receivable for shares of the fund sold	139,069

Unrealized appreciation on forward currency contracts (Note 1)	1,204,314

Unrealized appreciation on OTC swap contracts (Note 1)	317,125

Total assets	333,653,051

LIABILITIES

Payable for shares of the fund repurchased	354,401

Payable for compensation of Manager (Note 2)	152,113

Payable for custodian fees (Note 2)	11,512

Payable for investor servicing fees (Note 2)	108,098

Payable for Trustee compensation and expenses (Note 2)	113,559

Payable for administrative services (Note 2)	1,120

Payable for distribution fees (Note 2)	123,577

Unrealized depreciation on forward currency contracts (Note 1)	513,203

Collateral on securities loaned, at value (Note 1)	4,838,700

Collateral on certain derivative contracts, at value (Note 1)	612,651

Other accrued expenses	106,850

Total liabilities	6,935,784

Net assets	$326,717,267

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$375,081,929

Undistributed net investment income (Note 1)	39,862

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(78,959,719)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	30,555,195

Total — Representing net assets applicable to capital shares outstanding	$326,717,267

(Continued on next page)

30 Global Natural Resources Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($232,521,118 divided by 10,446,394 shares)	$22.26

Offering price per class A share (100/94.25 of $22.26)*	$23.62

Net asset value and offering price per class B share ($11,894,375 divided by 601,681 shares)**	$19.77

Net asset value and offering price per class C share ($11,964,093 divided by 592,442 shares)**	$20.19

Net asset value and redemption price per class M share ($4,152,285 divided by 196,927 shares)	$21.09

Offering price per class M share (100/96.50 of $21.09)*	$21.85

Net asset value, offering price and redemption price per class R share
($13,452,304 divided by 617,188 shares)	$21.80

Net asset value, offering price and redemption price per class Y share
($52,733,092 divided by 2,350,579 shares)	$22.43

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Natural Resources Fund	31

Statement of operations Six months ended 2/28/14 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $247,587)	$3,643,544

Interest (including interest income of $1,117 from investments in affiliated issuers) (Note 5)	1,117

Securities lending (Note 1)	1,168

Total investment income	3,645,829

EXPENSES

Compensation of Manager (Note 2)	1,004,551

Investor servicing fees (Note 2)	369,086

Custodian fees (Note 2)	14,295

Trustee compensation and expenses (Note 2)	11,860

Distribution fees (Note 2)	458,108

Administrative services (Note 2)	5,131

Other	139,877

Total expenses	2,002,908

Expense reduction (Note 2)	(11,883)

Net expenses	1,991,025

Net investment income	1,654,804

Net realized gain on investments (Notes 1 and 3)	15,312,748

Net realized loss on swap contracts (Note 1)	(496,873)

Net realized loss on foreign currency transactions (Note 1)	(480,760)

Net realized gain on written options (Notes 1 and 3)	418

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,349,274

Net unrealized appreciation of investments and swap contracts during the period	15,460,391

Net gain on investments	31,145,198

Net increase in net assets resulting from operations	$32,800,002

The accompanying notes are an integral part of these financial statements.

32 Global Natural Resources Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/14*	Year ended 8/31/13

Operations:
Net investment income	$1,654,804	$2,400,896

Net realized gain on investments
and foreign currency transactions	14,335,533	598,934

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	16,809,665	15,839,360

Net increase in net assets resulting from operations	32,800,002	18,839,190

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(2,144,610)

Class B	—	(14,844)

Class C	—	(17,596)

Class M	—	(15,020)

Class R	—	(83,705)

Class Y	—	(113,099)

Redemption fees (Note 1)	—	8,174

Decrease from capital share transactions (Note 4)	(19,115,822)	(24,094,817)

Total increase (decrease) in net assets	13,684,180	(7,636,327)

NET ASSETS

Beginning of period	313,033,087	320,669,414

End of period (including undistributed net investment
income of $39,862 and accumulated net investment loss
of $1,614,942, respectively)	$326,717,267	$313,033,087

* Unaudited

The accompanying notes are an integral part of these financial statements.

Global Natural Resources Fund	33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio of
	Net asset		Net realized										Ratio	net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
February 28, 2014**	$20.09	.11	2.06	2.17	—	—	—	—	—	$22.26	10.80*	$232,521	.60*	.53*	45*
August 31, 2013	19.18	.17	.91	1.08	(.17)	—	(.17)	— [d]	—	20.09	5.62	224,519	1.23	.85	104
August 31, 2012	20.81	.23	(1.30)	(1.07)	(.56)	—	(.56)	— [d]	—	19.18	(5.08)	262,969	1.29	1.18	80
August 31, 2011	16.62	.15	4.44	4.59	(.40)	—	(.40)	— [d]	— [d,e]	20.81	27.53	322,408	1.26	.66	90
August 31, 2010	16.87	.13	(.18)	(.05)	(.20)	—	(.20)	— [d]	—	16.62	(.44)	284,668	1.39	.71	107
August 31, 2009	27.99	.19	(9.21)	(9.02)	—	(2.10)	(2.10)	— [d]	—	16.87	(29.64)	321,830	1.44 [f,g]	1.22 [g]	92

Class B
February 28, 2014**	$17.91	.03	1.83	1.86	—	—	—	—	—	$19.77	10.39*	$11,894	.97*	.15*	45*
August 31, 2013	17.10	.02	.81	.83	(.02)	—	(.02)	— [d]	—	17.91	4.84	12,561	1.98	.10	104
August 31, 2012	18.58	.08	(1.16)	(1.08)	(.40)	—	(.40)	— [d]	—	17.10	(5.78)	15,561	2.04	.46	80
August 31, 2011	14.87	(.02)	3.99	3.97	(.26)	—	(.26)	— [d]	— [d,e]	18.58	26.58	21,166	2.01	(.10)	90
August 31, 2010	15.11	(.01)	(.15)	(.16)	(.08)	—	(.08)	— [d]	—	14.87	(1.15)	21,418	2.14	(.05)	107
August 31, 2009	25.66	.06	(8.51)	(8.45)	—	(2.10)	(2.10)	— [d]	—	15.11	(30.18)	30,849	2.19 [f,g]	.45 [g]	92

Class C
February 28, 2014**	$18.30	.03	1.86	1.89	—	—	—	—	—	$20.19	10.33*	$11,964	.97*	.16*	45*
August 31, 2013	17.47	.02	.83	.85	(.02)	—	(.02)	— [d]	—	18.30	4.89	11,890	1.98	.10	104
August 31, 2012	18.98	.08	(1.19)	(1.11)	(.40)	—	(.40)	— [d]	—	17.47	(5.81)	13,564	2.04	.43	80
August 31, 2011	15.20	(.01)	4.07	4.06	(.28)	—	(.28)	— [d]	— [d,e]	18.98	26.61	16,797	2.01	(.04)	90
August 31, 2010	15.47	(.01)	(.16)	(.17)	(.10)	—	(.10)	— [d]	—	15.20	(1.21)	13,292	2.14	(.04)	107
August 31, 2009	26.18	.07	(8.68)	(8.61)	—	(2.10)	(2.10)	— [d]	—	15.47	(30.18)	14,156	2.19 [f,g]	.47 [g]	92

Class M
February 28, 2014**	$19.08	.06	1.95	2.01	—	—	—	—	—	$21.09	10.53*	$4,152	.85*	.29*	45*
August 31, 2013	18.21	.06	.87	.93	(.06)	—	(.06)	— [d]	—	19.08	5.11	3,873	1.73	.34	104
August 31, 2012	19.77	.13	(1.23)	(1.10)	(.46)	—	(.46)	— [d]	—	18.21	(5.53)	4,999	1.79	.70	80
August 31, 2011	15.82	.03	4.23	4.26	(.31)	—	(.31)	— [d]	— [d,e]	19.77	26.86	6,233	1.76	.17	90
August 31, 2010	16.08	.04	(.17)	(.13)	(.13)	—	(.13)	— [d]	—	15.82	(.91)	5,141	1.89	.20	107
August 31, 2009	27.00	.11	(8.93)	(8.82)	—	(2.10)	(2.10)	— [d]	—	16.08	(30.03)	5,609	1.94 [f,g]	.73 [g]	92

Class R
February 28, 2014**	$19.70	.08	2.02	2.10	—	—	—	—	—	$21.80	10.66*	$13,452	.72*	.39*	45*
August 31, 2013	18.81	.12	.89	1.01	(.12)	—	(.12)	— [d]	—	19.70	5.36	13,888	1.48	.60	104
August 31, 2012	20.41	.18	(1.27)	(1.09)	(.51)	—	(.51)	— [d]	—	18.81	(5.28)	13,838	1.54	.94	80
August 31, 2011	16.31	.10	4.36	4.46	(.36)	—	(.36)	— [d]	— [d,e]	20.41	27.27	16,971	1.51	.46	90
August 31, 2010	16.58	.09	(.19)	(.10)	(.17)	—	(.17)	— [d]	—	16.31	(.72)	11,192	1.64	.48	107
August 31, 2009	27.64	.15	(9.11)	(8.96)	—	(2.10)	(2.10)	— [d]	—	16.58	(29.82)	9,966	1.69 [f,g]	1.00 [g]	92

Class Y
February 28, 2014**	$20.23	.14	2.06	2.20	—	—	—	—	—	$22.43	10.87*	$52,733	.48*	.65*	45*
August 31, 2013	19.31	.21	.93	1.14	(.22)	—	(.22)	— [d]	—	20.23	5.92	46,303.98		1.01	104
August 31, 2012	20.96	.28	(1.31)	(1.03)	(.62)	—	(.62)	— [d]	—	19.31	(4.85)	9,739	1.04	1.44	80
August 31, 2011	16.73	.21	4.47	4.68	(.45)	—	(.45)	— [d]	— [d,e]	20.96	27.89	11,535	1.01	.94	90
August 31, 2010	16.97	.18	(.18)	— [d]	(.24)	—	(.24)	— [d]	—	16.73	(.16)	9,069	1.14	.95	107
August 31, 2009	28.07	.23	(9.23)	(9.00)	—	(2.10)	(2.10)	— [d]	—	16.97	(29.47)	11,052	1.19 [f,g]	1.48 [g]	92

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Global Natural Resources Fund	Global Natural Resources Fund	35

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.01% of average net assets for the period ended August 31, 2009.

g Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of 0.05% of average net assets for the period ended August 31, 2009.

The accompanying notes are an integral part of these financial statements.

36 Global Natural Resources Fund

Notes to financial statements 2/28/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2013 through February 28, 2014.

Putnam Global Natural Resources Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by concentrating in the energy and other natural resources industries. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Potential investments include companies in the discovery, development, production or distribution of energy or other natural resources, in the development of technologies for the production or efficient use of energy or other natural resources, and in the furnishing of related supplies or services. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1

Global Natural Resources Fund	37

securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on

38 Global Natural Resources Fund

investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange

Global Natural Resources Fund 39

contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $113,420 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $99,225 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $4,838,700 and the value of securities loaned amounted to $4,685,133.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

40 Global Natural Resources Fund

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2013, the fund had a capital loss carryover of $93,268,579 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$19,836,371	$2,883,598	$22,719,969	*

70,548,610	N/A	70,548,610	August 31, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $2,036,626 of late year ordinary losses ((i) ordinary losses recognized during the period between January 1, 2013 and August 31, 2013, and (ii) specified ordinary losses recognized during the period between November 1, 2012 and August 31, 2013), to its fiscal year ending August 31, 2014.

The aggregate identified cost on a tax basis is $301,312,231, resulting in gross unrealized appreciation and depreciation of $37,621,199 and $8,101,426, respectively, or net unrealized appreciation of $29,519,773.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Global Natural Resources Fund	41

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$263,349	Class R	16,264

Class B	14,169	Class Y	57,033

Class C	13,694	Total	$369,086

Class M	4,577

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $269 under the expense offset arrangements and by $11,614 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $210, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class  A, class  B, class  C, class  M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam

42 Global Natural Resources Fund

Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$286,521	Class M	14,946

Class B	61,648	Class R	35,402

Class C	59,591	Total	$458,108

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $9,850 and $139 from the sale of class A and class M shares, respectively, and received $3,443 and $76 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $6 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $143,651,207 and $161,796,361, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$—	$—

Options opened	808,290	61,531
Options exercised	—	—
Options expired	(325,823)	(27,758)
Options closed	(482,467)	(33,773)

Written options outstanding at the
end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/14		Year ended 8/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	290,791	$6,189,512	709,762	$14,224,586

Shares issued in connection with
reinvestment of distributions	—	—	102,422	2,031,024

	290,791	6,189,512	812,184	16,255,610

Shares repurchased	(1,018,459)	(21,747,201)	(3,349,537)	(66,747,099)

Net decrease	(727,668)	$(15,557,689)	(2,537,353)	$(50,491,489)

Global Natural Resources Fund 43

	Six months ended 2/28/14		Year ended 8/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	19,734	$372,676	92,317	$1,643,783

Shares issued in connection with
reinvestment of distributions	—	—	800	14,217

	19,734	372,676	93,117	1,658,000

Shares repurchased	(119,333)	(2,267,406)	(301,862)	(5,352,264)

Net decrease	(99,599)	$(1,894,730)	(208,745)	$(3,694,264)

	Six months ended 2/28/14		Year ended 8/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	27,323	$529,300	57,620	$1,046,683

Shares issued in connection with
reinvestment of distributions	—	—	888	16,117

	27,323	529,300	58,508	1,062,800

Shares repurchased	(84,681)	(1,642,909)	(185,014)	(3,360,789)

Net decrease	(57,358)	$(1,113,609)	(126,506)	$(2,297,989)

	Six months ended 2/28/14		Year ended 8/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	6,936	$141,188	11,357	$213,636

Shares issued in connection with
reinvestment of distributions	—	—	787	14,866

	6,936	141,188	12,144	228,502

Shares repurchased	(12,958)	(261,900)	(83,711)	(1,585,696)

Net decrease	(6,022)	$(120,712)	(71,567)	$(1,357,194)

	Six months ended 2/28/14		Year ended 8/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	92,498	$1,934,588	221,311	$4,320,916

Shares issued in connection with
reinvestment of distributions	—	—	4,161	81,008

	92,498	1,934,588	225,472	4,401,924

Shares repurchased	(180,296)	(3,759,549)	(256,335)	(5,005,439)

Net decrease	(87,798)	$(1,824,961)	(30,863)	$(603,515)

	Six months ended 2/28/14		Year ended 8/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	235,024	$5,093,928	1,987,627	$38,431,057

Shares issued in connection with
reinvestment of distributions	—	—	5,454	108,639

	235,024	5,093,928	1,993,081	38,539,696

Shares repurchased	(173,653)	(3,698,049)	(208,231)	(4,190,062)

Net increase	61,371	$1,395,879	1,784,850	$34,349,634

44 Global Natural Resources Fund

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$422,477	$55,013,572	$55,054,211	$1,117	$381,838

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluc-tuations. The fund concentrates a majority of its investments in the natural resources sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$190,000

Written equity option contracts (contract amount) (Note 3)	—*

Forward currency contracts (contract amount)	$161,800,000

OTC total return swap contracts (notional)	$2,500,000

* For the reporting period, the transactions were minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign
exchange contracts	Receivables	$1,204,314	Payables	$513,203

Equity contracts	Receivables	317,125	Payables	—

Total		$1,521,439		$513,203

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under		Forward currency
ASC 815	Options	contracts	Swaps	Total

Foreign exchange contracts	$—	$(459,054)	$—	$(459,054)

Equity contracts	(158,427)	—	(496,873)	$(655,300)

Total	$(158,427)	$(459,054)	$(496,873)	$(1,114,354)

Global Natural Resources Fund 45

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under	Forward currency
ASC 815	contracts	Swaps	Total

Foreign exchange contracts	$1,337,273	$—	$1,337,273

Equity contracts	—	317,125	$317,125

Total	$1,337,273	$317,125	$1,654,398

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N. A.	Barclays Bank PLC	Citibank, N. A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N. A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Total return swap contracts*#	$317,125	$—	$—	$—	$—	$—	$—	$—	$—	$—	$317,125

Forward currency contracts#	—	284,440	71,591	40,647	44,699	31,779	274,839	266,899	160,921	28,499	1,204,314

Total Assets	$317,125	$284,440	$71,591	$40,647	$44,699	$31,779	$274,839	$266,899	$160,921	$28,499	$1,521,439

Liabilities:

OTC Total return swap contracts*#	—	—	—	—	—	—	—	—	—	—	—

Forward currency contracts#	—	94,443	—	11,660	97,179	16,072	200,266	5,788	12,551	75,244	513,203

Total Liabilities	$—	$94,443	$—	$11,660	$97,179	$16,072	$200,266	$5,788	$12,551	$75,244	$513,203

Total Financial and Derivative Net Assets	$317,125	$189,997	$71,591	$28,987	$(52,480)	$15,707	$74,573	$261,111	$148,370	$(46,745)	$1,008,236

Total collateral received (pledged)##†	$317,125	$142,651	$20,000	$—	$—	$—	$74,573	$—	$113,420	$—	$667,769

Net amount	$—	$47,346	$51,591	$28,987	$(52,480)	$15,707	$—	$261,111	$34,950	$(46,745)	$340,467

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement. (Note 1)

## Any over-collateralization of total financial and derivative net assets is not shown.

46 Global Natural Resources Fund	Global Natural Resources Fund	47

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	10,012,671	511,841

Ravi Akhoury	10,000,152	524,360

Barbara M. Baumann	10,067,778	456,734

Jameson A. Baxter	10,066,628	457,884

Charles B. Curtis	10,058,836	465,676

Robert J. Darretta	10,082,209	442,303

Katinka Domotorffy	10,023,772	500,740

John A. Hill	10,078,829	445,684

Paul L. Joskow	10,089,077	435,435

Kenneth R. Leibler	10,079,060	445,452

Robert E. Patterson	10,080,741	443,771

George Putnam, III	10,044,472	480,040

Robert L. Reynolds	10,065,052	459,460

W. Thomas Stephens	10,060,559	463,953

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

8,356,334	302,928	438,853	1,426,398

A proposal to adopt an Amended and Restated Declaration of Trust was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

8,337,944	333,792	426,378	1,426,398

All tabulations are rounded to the nearest whole number.

48 Global Natural Resources Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Natural Resources Fund 49

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

50 Global Natural Resources Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Global Natural Resources Fund	51

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

52 Global Natural Resources Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Natural Resources Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

**Go paperless:** Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA007
286539 4/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Global Natural Resources Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 25, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 25, 2014